UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2011

Kratos Defense & Security Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, San Diego, CA  92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-7300

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 16, 2011, Kratos Defense & Security Solutions, Inc., a Delaware corporation (the “Company”), issued a press release announcing that it had entered into an Agreement and Plan of Merger, pursuant to which the Company and Integral Systems, Inc. (NASDAQ: ISYS) will combine their businesses through the merger of a newly formed, wholly owned subsidiary of the Company with and into Integral Systems. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information required by Item 1.01 of Form 8-K will be filed in a separate Current Report on Form 8-K.

Additionally, on May 16, 2011, the Company held a conference call relating to the proposed merger with Integral Systems.  A copy of the transcript of the conference call, including a copy of the slide presentation used by the Company during such call, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1                           Press release dated May 16, 2011

99.2                           Transcript of a conference call conducted by the Company on May 16, 2011 relating to the proposed merger with Integral Systems, including the slide presentation used by the Company during such call.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the timing and anticipated completion of the proposed merger; the benefits and synergies expected to result from the proposed merger; the anticipated customer base for the Company and Integral Systems following the completion of the proposed merger; and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and Integral Systems and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and neither the Company nor Integral Systems undertakes any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: any operational or cultural difficulties associated with the integration of the businesses of the Company and Integral Systems; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; litigation or adverse judgments relating to the proposed merger; risks relating to the consummation of the contemplated merger, including the risk that the required stockholder approval might not be obtained in a timely manner or at all or that other closing conditions will not be satisfied; the failure to realize synergies and cost savings from the transaction or delay in realization thereof; any difficulties associated with requests or directions from governmental authorities resulting from their reviews of the transaction; and any changes in general economic and/or industry-specific conditions. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the Annual Report on Form 10-K of the Company for the year ended December 26, 2010, which was filed with the Securities and Exchange Commission (“SEC”) on March 2, 2011, under the heading “Item 1A—Risk Factors” and in the Annual Report on Form 10-K of Integral Systems for the year ended September 24, 2010, which was filed with the SEC on December 8, 2010, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of the Company and Integral Systems.

Important Merger Information and Additional Information and Where to Find It

No statement in this Current Report on Form 8-K or in the attached exhibits constitutes an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, the Company and Integral Systems will file relevant materials with the SEC, including the filing by the Company of a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. Investors are strongly urged to read the joint proxy statement/prospectus when it becomes available and other documents filed with the SEC by the Company and Integral Systems, because they will contain important information about the Company, Integral Systems and the proposed merger. The joint proxy statement/prospectus and other documents that will be filed by the Company and Integral Systems with the SEC will be available free of charge at the SEC’s website, www.sec.gov, by directing a request when such filing is made to Kratos Defense & Security Solutions, Inc., 4820 Eastgate Mall, San Diego, California 92121, Attention: Corporate Secretary or by directing a request when such filing is made to Integral Systems, Inc., 6721 Columbia Gateway Drive, Columbia, Maryland 21046, Attention: Corporate Secretary.

The Company, Integral Systems and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s most recent definitive proxy statement, which was filed with the SEC on April 15, 2011. Information about the directors and executive officers of Integral Systems is set forth in Integral Systems’ most recent definitive proxy statement, which was filed with the SEC on January 12, 2011. Certain directors and executive officers of the Company and Integral Systems may have direct or indirect interests in the proposed merger due to securities holdings, indemnification arrangements, vesting of options or rights to severance payments if their employment is terminated following the proposed merger. Investors may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus the Company and Integral Systems will file with the SEC when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

	By:	/s/ Deborah Butera
Deborah Butera
Senior Vice President, General Counsel and Secretary/Registered In-House Counsel

Date: May 16, 2011